UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 30, 1999
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                            0-26954               22-3350958
(State or other jurisdiction of          (Commission File       (IRS Employer
incorporation or organization)               Number)         Identification No.)



380 Allwood Road, Clifton, New Jersey                        07012
(Address of principal                                     (Zip Code)
 executive offices)


(Registrant's telephone number, including area code)            (973) 471-1005

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events


         On April 30, 1999, Consolidated Delivery & Logistics, Inc. ("CDL") entered into and consummated an asset purchase agreement (the "Purchase Agreement") with its subsidiary, Clayton/National Courier Systems, Inc. ("Clayton/National") and Westwind Express, Inc., Logistics Delivery Systems, Inc., Fastrak Delivery Systems, Inc., Sierra Delivery
         Services, Inc., and Steven S. Keihner (collectively, "Westwind"), whereby Clayton/National purchased certain of the assets and liabilities of Westwind.

         This acquisition was previously reported under Item 2. The Form 8-K is being amended to report the acquisition under Item 5, as the acquisition referred to above does not fall within the requirements for an Item 2 disclosure. Financial statements of the acquired entity are not required, but certain financial information is voluntarily provided as noted below.

         The purchase price was comprised of approximately $2,650,000 in cash excluding estimated direct acquisition costs, $1,680,000 in various 7% subordinated notes (the "Notes") and 149,533 shares of CDL's common stock at $3.21 per share. The Notes are comprised of two-year notes due April 30, 2001 with a total principal amount of $1,200,000 and three-year notes due April 30, 2002 with a total principal amount of $480,000. Interest on the Notes is payable quarterly commencing July 31, 1999. The Notes are subordinate to all existing or future senior debt of CDL. In addition, a contingent earn out in the aggregate amount of up to $700,000 is payable based on the achievement of certain financial goals during the two year period following the closing. The earn out is payable 60% in cash and 40% in one year promissory notes bearing interest at a rate of 7% per annum having similar terms as the Notes referred to above. CDL financed the acquisition using proceeds from its revolving credit facility with First Union Commercial Corporation.

         The description above of the Purchase Agreement and the Note is a summary and does not purport to be complete. Reference should be made to the copies of such documents filed as exhibits to this report for a complete description of their terms.


ITEM 7.  Financial Statements and Exhibits


a.       Financial Statements of Business Acquired.

         Audited combined financial statements for Westwind Express, Inc., Fastrak Delivery Systems, Inc., Sierra Delivery Services, Inc. and Logistics Delivery Systems, Inc. (collectively "Westwind") as of December 31, 1998 and 1997.

         Westwind Combined Balance Sheets as of December 31, 1998 and 1997 and the related Combined Statements of Income and Retained Earnings and Cash Flows for the years ended December 31, 1998 and 1997.


b.       Pro Forma Financial Information

                    Pro Forma Financial Information is not required.


c.       Exhibits

          10.1*Purchase Agreement dated April 30, 1999 by and among Consolidated
               Delivery & Logistics, Inc., Clayton/National Courier Systems, Inc., Westwind Express, Inc., Logistics Delivery Systems, Inc., Fastrak Delivery Systems, Inc. and Sierra Delivery Services, Inc. and Steven S. Keihner.



          10.2*Form of 7%  Subordinated  Notes Due April 30,  2001 and April 30,
               2002.


          99.1*Press  Release   issued  May  6,  1999   regarding  the  Westwind
               acquisition .


          * filed previously

                      WESTWIND EXPRESS, INC. AND AFFILIATES
                                FINANCIAL REPORT
                 For the years ended December 31, 1998 and 1997







                                TABLE OF CONTENTS


                                                                           PAGE




Independent auditors' report                                                 1


Combined financial statements:

   Balance sheets                                                            2
   Statements of income and retained earnings                                3
   Statements of cash flows                                                  4
   Notes to financial statements                                          5-10

                          Independent Auditors' Report


The Board of Directors
Westwind Express, Inc.
Newbury Park, California



We have audited the accompanying combined balance sheets of Westwind Express, Inc., Fastrak Delivery Systems, Inc., Sierra Delivery Services, Inc. and Logistics Delivery Systems, Inc. (the "Companies") as of December 31, 1998 and 1997, and the related combined statements of income and retained earnings, and cash flows for the years then ended . These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of December 31, 1998 and 1997, and the results of their operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ GUMBINER, SAVETT, FINKEL, FINGLESON & ROSE, INC.
Santa Monica, California

May 6, 1999


                      WESTWIND EXPRESS, INC. AND AFFILIATES
                             COMBINED BALANCE SHEETS
                        As of December 31, 1998 and 1997
                                    (Note 10)

                                     ASSETS
                                                                                                 1998                 1997
                                                                                           --------------       --------------

CURRENT ASSETS
   Cash (Note 2)                                                                             $   486,260        $   459,789
   Accounts receivable (Note 2)                                                                  347,558            286,941
   Prepayments and other current assets                                                           69,077             52,183
   Due from officer (Note 3)                                                                      52,288            134,731
                                                                                            ------------        -----------

          TOTAL CURRENT ASSETS                                                                   955,183            933,644

PROPERTY AND EQUIPMENT, at cost,
   net of accumulated depreciation (Notes 4 and 6)                                             1,029,333            726,905

LEASED PROPERTY UNDER CAPITAL LEASES,
   net of accumulated amortization (Note  5)                                                     114,379            171,000
                                                                                             -----------         ----------

          TOTAL ASSETS                                                                        $2,098,895         $1,831,549
                                                                                               =========          =========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
   Current obligations under capital leases (Note 5)                                              27,295             56,867
   Current portion of long-term debt (Note 6)                                                    235,491            138,284
   Accounts payable and accrued expenses                                                          49,826             71,216
   Accrued salaries and payroll taxes payable                                                    183,073            125,875
                                                                                              ----------          ---------

          TOTAL CURRENT LIABILITIES                                                              495,685            392,242
                                                                                              ----------          ---------

LONG-TERM OBLIGATIONS UNDER CAPITAL LEASES (Note 5)                                                -                 37,077
                                                                                              ----------          ---------

LONG-TERM DEBT (Note 6)                                                                          528,086            425,608
                                                                                              ----------          ---------

STOCKHOLDER'S EQUITY
   Common stock (Note 9)                                                                          37,093             37,093
   Retained earnings                                                                           1,038,031            939,529
                                                                                               ---------         ----------

          TOTAL STOCKHOLDER'S EQUITY                                                           1,075,124            976,622
                                                                                               ---------         ----------

          TOTAL LIABILITIES AND
              STOCKHOLDER'S EQUITY                                                            $2,098,895         $1,831,549
                                                                                               =========          =========


        The accompanying notes are an integral part of these statements.


                      WESTWIND EXPRESS, INC. AND AFFILIATES
               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                 For the years ended December 31, 1998 and 1997


                                                                              1998                             1997
                                                                           -----------                     ----------

REVENUE (Note 2)                                                            $ 6,844,653                     $ 6,263,459


COST OF REVENUE                                                               4,583,325                       4,047,703
                                                                              ---------                       ---------


         GROSS PROFIT                                                         2,261,328                       2,215,756
                                                                              ---------                       ---------


OPERATING EXPENSES
   Selling, general and administrative                                        1,294,509                       1,053,227
   Depreciation and amortization                                                278,533                         252,044
                                                                             ----------                      ----------

         TOTAL OPERATING EXPENSES                                             1,573,042                       1,305,271
                                                                              ---------                       ---------

         OPERATING PROFIT                                                       688,286                         910,485


INTEREST EXPENSE (Notes 5 and 6)                                                 45,202                          62,854
                                                                            -----------                      ----------


         INCOME BEFORE TAXES
             ON INCOME                                                          643,084                         847,631


TAXES ON INCOME                                                                   7,556                          14,276
                                                                           ------------                      ----------


         NET INCOME                                                             635,528                         833,355


RETAINED EARNINGS - BEGINNING                                                   939,529                         835,759
   OF YEAR

DIVIDENDS                                                                      (537,026)                       (729,585)
                                                                             ----------                      ----------


RETAINED EARNINGS - END OF YEAR                                             $ 1,038,031                    $    939,529
                                                                              =========                      ==========



        The accompanying notes are an integral part of these statements.


                      WESTWIND EXPRESS, INC. AND AFFILIATES
                        COMBINED STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 1998 and 1997

                                                                                   1998                         1997
                                                                               -------------                --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                    $ 635,528                  $    833,355
   Adjustments to reconcile net income to net cash
      provided by operating activities:
        Depreciation and amortization                                              278,533                       252,044
        Loss (gain) on sale of property and equipment                                (682)                         8,188
        Changes in assets and liabilities:
           (Increase) decrease in accounts receivable                              (60,617)                      171,760
           (Increase) decrease in prepayments and other
               current assets                                                      (16,894)                       29,269
           Decrease in accounts payable and accrued expenses                       (21,390)                         (994)
           Increase in accrued salaries and payroll taxes
               payable                                                              57,198                        20,805
                                                                                  --------                   -----------

           Net cash provided by operating activities                               871,676                     1,314,427
                                                                                  --------                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Property and equipment purchased                                               (176,324)                     ( 53,336)
   Proceeds from sale of property and equipment                                     41,413                       103,866
   Repayment of advances to officer                                                 82,443                          -
   Advances to officer                                                                -                         (112,659)
                                                                                  ---------                    ----------

           Net cash used in investing activities                                   (52,468)                     ( 62,129)
                                                                                  --------                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Long-term debt incurred                                                          -                            210,000
   Long-term debt paid                                                            (189,062)                     (343,159)
   Payments under capital lease obligations                                       ( 66,649)                     (125,134)
   Dividends paid                                                                 (537,026)                     (729,585)
                                                                                   -------                    ----------

           Net cash used in financing activities                                  (792,737)                     (987,878)
                                                                                   -------                    ----------

NET INCREASE IN CASH                                                                26,471                       264,420
CASH - BEGINNING OF YEAR                                                           459,789                       195,369
                                                                                   -------                    ----------
CASH - END OF YEAR                                                               $ 486,260                  $    459,789
                                                                                   =======                    ==========


SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid during the year for:
      Interest                                                                     $57,398                       $73,081
      Income taxes                                                                 $13,645                       $11,640


SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:

   The  Companies  incurred  long-term  debt of $388,747 and $65,039 in 1998 and
   1997,   respectively,   when  they  entered  into  financing  agreements  for
   transportation equipment.



        The accompanying notes are an integral part of these statements.

                      WESTWIND EXPRESS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 For the years ended December 31, 1998 and 1997

Westwind  Express,   Inc.,  Fastrak  Delivery  Systems,  Inc.,  Sierra  Delivery
Services, Inc. and Logistics Delivery Systems, Inc. (the "Companies") provide delivery services in the states of California, Kansas and Missouri.


NOTE 1:        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               Principles of combination:

               The combined financial statements include the accounts of the following companies, all of which are under common control:

                          Westwind Express, Inc.
                          Fastrak Delivery Systems, Inc.
                          Sierra Delivery Services, Inc.
                          Logistics Delivery Systems, Inc.

               All significant intercompany accounts, transactions and profits have been eliminated upon combination.

               Financial instruments:

               The carrying value of cash, accounts receivable and payable, and accrued liabilities approximate fair value due to the short-term maturities of these assets and liabilities. The fair value of the obligation under capital lease and long-term debt are estimated based on current rates offered to the Company for debt with the same remaining maturities, and approximates its carrying value.

               Depreciation and amortization:

               Depreciation  is  computed   principally  on  the   straight-line
               method  based on the  estimated   useful  lives  of  the  assets,
               generally as follows:

                          Transportation equipment                 5-7 years
                          Furniture and equipment                  5 years

               S corporation election:

               The Companies and their stockholder have elected to treat corporate taxable income as income to their stockholder. Accordingly, federal and state income taxes are liabilities of the stockholder and not of the Companies, except that California levies a 1.5% corporate tax on electing corporations.

               Deferred taxes:

               The Companies use the cash basis of accounting for tax reporting purposes. For state income tax purposes, no deferred taxes are recognized because the use of the liability method to compute the differences between the tax bases of assets and liabilities and the related financial reporting amounts using enacted future tax laws and rates do not have a material effect on either the Companies' financial position or statements of operations.

(Continued)

                      WESTWIND EXPRESS, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
                 For the years ended December 31, 1998 and 1997

NOTE 1:        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

               Use of estimates:

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

               Capital leases:

               Westwind Express, Inc. leases transportation equipment under capital leases expiring in 1999. The fair value of the equipment has been capitalized and the related assets and obligations recorded, using the interest rate implicit in the lease. The assets are amortized on a straight-line basis over their estimated useful lives of seven years. Interest is charged to expense over the term of the obligations.

               Revenue recognition:

               Revenue is recognized when delivery services are rendered to customers, and expenses are recognized as incurred.

               Long-lived assets:

               Management of the Companies review long-lived assets for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The measurement of impairment losses to be recognized is based on the difference between the fair values and the carrying amounts of the assets. Impairment would be recognized in operating results if a diminution in value occurred. Management of the Companies does not believe that any such changes have occurred.

               Reclassifications:

               Certain items in prior financial statements are reclassified to the current presentation.



NOTE 2:        CONCENTRATIONS

               Cash:

               The  Companies  maintain   bank  accounts   at  various   banking
               institutions,  which are  guaranteed  by   the  Federal   Deposit
               Insurance Corporation ("FDIC") up to $100,000. At various times throughout the year, cash balances may be in excess of the FDIC insurance limits.


(Continued)

                      WESTWIND EXPRESS, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
                 For the years ended December 31, 1998 and 1997

NOTE 2:        CONCENTRATIONS (Continued)

               Accounts receivable and revenue:

               For the years ended December 31, 1998 and 1997, approximately 75% and 70%, respectively, of the Companies' revenue was derived from two customers. As of December 31, 1998 and 1997, approximately 60% and 50%, respectively, of the Companies' accounts receivable were due from these customers. The Companies act as a sub-contractor for these customers which are also delivery services.

NOTE 3:        DUE FROM OFFICER

               As  of  December   31,  1998  and  1997,   $49,628  and  $35,771,
               respectively, was due from the Companies' officer for expenses incurred by the Companies on his behalf. In addition, as of December 31, 1998 and 1997, $2,660 and $98,960, respectively, was due from the officer for advances. No interest was charged by the Companies on these receivables.

NOTE 4:        PROPERTY AND EQUIPMENT

               As of December 31, 1998 and 1997, property and equipment consisted of the following:

                                                       1998                1997
                                                 ----------------- -------------

                      Transportation equipment       $1,480,264      $1,016,873
                      Furniture and equipment           203,054         190,486
                                                     ----------       ----------
                                                      1,683,318       1,207,359
                      Less accumulated depreciation     653,985         480,454
                                                      ---------       ----------

                                                     $1,029,333     $   726,905
                                                      =========       ==========

               These assets were sold in April, 1999 (see Note 10).


NOTE 5:        OBLIGATIONS UNDER CAPITAL LEASES

               Leased property under capital leases:

                A summary of leased property under capital leases as of
                December 31, 1998 and 1997 follows:
                                                          1998           1997
                                                       -----------     ---------

                     Transportation equipment           $320,266        $337,174
                     Less accumulated depreciation       205,887         166,174
                                                         -------         -------

                                                        $114,379        $171,000
                                                         =======         =======

                 Depreciation  of leased  property  under capital leases for the
                 years   ended   December   31,   1998  and  1997   amounted  to
                 approximately $46,800 and $63,200, respectively.


                 (Continued)

                      WESTWIND EXPRESS, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
                 For the years ended December 31, 1998 and 1997


NOTE 5:        OBLIGATIONS UNDER CAPITAL LEASES (Continued)

               Capital lease obligations:

               The following is a schedule by years of future minimum lease payments under capital leases, together with the present value of the net minimum lease payments as of December 31, 1998:

               Year ending December, 1999                               $28,318
               Less amount representing interest (a)                      1,023

               Present value of net minimum lease payments              $27,295
                                                                         ======

          (a) The amount necessary to reduce net minimum lease payments to present value was calculated at the interest rate implicit in the leases, with interest rates ranging from 9.1% to 10.9%.

               See Note 10 regarding subsequent event.

NOTE 6:        LONG-TERM DEBT

               As of December 31, 1998 and 1997, long-term debt consisted of the following:

                                                   1998                   1997

               Notes, collateralized by transportation equipment, payable at $22,875 per month including interest at rates ranging from 3.5% to 11.5% per annum, due May, 1999 through October, 2000.

                                                  $534,683              $563,892

               Notes, collateralized by transportation
               equipment, guaranteed by the Companies'
               stockholder, payable at $2,653 per month
               including interest at rates ranging from
               8.05% to 8.25% per annum, due
               March, 2003.        (a)             228,894               -------
                                                   763,577               563,892
                    Current portion                235,491               138,284
                                                   -------               -------

                    Noncurrent portion            $528,086              $425,608
                                                  ========              ========


               (a) These notes are financed as part of a $350,000 revolving equipment line of credit expiring September 1999. Interest on advances is payable monthly at either the treasury rate plus 3.5% or bank's prime rate plus .5% at the Companies' option.

              Maturities of long-term debt during the succeeding five years are approximately $235,000 (1999); $238,000 (2000); $178,000 (2001);
              $84,000 (2002); and $28,000 (2003).

              See Note 10 regarding subsequent event.

                      WESTWIND EXPRESS, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
                 For the years ended December 31, 1998 and 1997




NOTE 7:       NOTE PAYABLE, BANK

              The Companies may borrow up to $100,000 under a revolving line of credit through September, 1999. Interest on borrowings is payable monthly at the bank's prime rate plus .5%. Advances under this line of credit are collateralized by equipment and general intangibles and are guaranteed by the Companies' stockholder. No borrowings were outstanding under this line of credit as of December 31, 1998 and 1997.




NOTE 8:       RENT EXPENSE

              The Companies lease their facilities in Palmdale and Newbury Park, California on a month-to-month basis. For the years ended December 31, 1998 and 1997, rent expense amounted to approximately $54,000 and $43,600, respectively.



NOTE 9:       COMMON STOCK

               As of December 31, 1998 and 1997, common stock, no par value, of the Companies consisted of the following:

                   Westwind Express, Inc.:
                      Authorized 100,000 shares;
                      Outstanding, 18,854 shares                        $34,093

                   Fastrak Delivery Systems, Inc.:
                      Authorized 1,000,000 shares;
                      Outstanding 1,000 shares                            1,000

                   Sierra Delivery Services, Inc.:
                      Authorized, 1,000,000 shares;
                      Outstanding, 1,000 shares                           1,000

                   Logistics Delivery Systems, Inc.:
                      Authorized 1,000,000 shares;
                      Outstanding 10,000 shares                           1,000
                                                                        -------
                                                                        $37,093
                                                                        ========

                      WESTWIND EXPRESS, INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (Continued)
                 For the years ended December 31, 1998 and 1997



NOTE 10:       SUBSEQUENT EVENT

               On April 30, 1999, the Companies sold their property and equipment, leased property under capital leases, and intangibles to another company. The purchase price consisted of $2,650,000 in cash, $1,680,000 in notes, 149,533 shares of the buyer's common stock and the assumption of the Companies' long-term debt, obligations under capital leases and accrued vacation liability. Additional funds may be received by the Companies in future years depending on the earnings before interest and taxes of the former businesses of the Companies.



NOTE 11:       YEAR 2000 COMPLIANCE (UNAUDITED)

               The worldwide challenge facing organizations, commonly referred to as the Year 2000 (Y2K) issue, is the result of problems that may be encountered with date-related transactions on systems that have historically recognized years using two digits vs. four digits, e.g., 98 versus 1998. These systems will potentially recognize "00" as the year 1900 instead of 2000.

               The Companies recognize the potential implications of the Y2K issue on the systems that may contain date-related transactions, data or embedded chips. The Companies have assessed the impact of the Y2K issue on their operations and are now in the process of renovating or replacing, as necessary, the computer applications and business processes to provide for continued services in the new millennium. An assessment of the preparedness of external entities that interface with the Companies is also ongoing. There can be no assurance that there will not be a material adverse effect on the Companies if their actions or those of related third parties fail to address all significant issues in a timely manner.

               The costs of the Companies' compliance efforts are charged to expense as incurred and are being funded with cash flows from operations. At this time, the costs of these efforts are not expected to be material to the Companies' combined financial position or the results of their operations in any given period.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  July 14, 1999                  CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                             (Registrant)




                                        By:  /s/ Albert W. Van Ness, Jr.
                                             Albert W. Van Ness, Jr.
                                             Chairman of the Board, Chief
                                             Executive Officer and Chief
                                             Financial Officer

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   July 14, 1999                CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                  (Registrant)



                                       By:  /s/ Albert W. Van Ness, Jr.
                                            Albert W. Van Ness, Jr.
                                            Chairman of the Board, Chief
                                            Executive Officer and Chief
                                            Financial Officer